Exhibit 10.2
FOURTH AMENDMENT TO AMENDED AND RESTATED
loan, security and guaranty AGREEMENT
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT (this “Fourth Amendment”) is dated as of June 16, 2020, among HYSTER-YALE MATERIALS HANDLING, INC., a Delaware corporation (“Parent”), HYSTER-YALE GROUP, INC., a Delaware corporation (“HYG”), BOLZONI AURAMO, INC, a South Carolina corporation (“Bolzoni Auramo”, and together with Parent and HYG, the “U.S. Borrowers”), HYSTER-YALE NEDERLAND B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HYN BV”), HYSTER-YALE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY International”), HYSTER-YALE HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY Holding BV”), BOLZONI CAPITAL HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with HYN BV and HY International and HY Holding BV, the “Dutch Borrowers”), HYSTER-YALE UK LIMITED, a company incorporated in England and Wales with company number 02636775 (“HY UK”), BOLZONI CAPITAL UK LIMITED, a company incorporated in England and Wales with company number 10090448 (together with HY UK, the “UK Borrowers” and, collectively with the Dutch Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent and security trustee (the “Agent”).
RECITALS:
A. The Borrowers, the Persons party thereto from time to time as guarantors (the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”) and the Agent entered into that certain Amended and Restated Loan, Security and Guaranty Agreement dated as of April 28, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”; capitalized terms used but not defined in this Fourth Amendment shall have the meaning given to such terms in the Loan Agreement, as amended hereby), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers.
B. The Borrowers have requested that the Agent and the Lenders agree to amend the Loan Agreement to, among other things, add certain additional debt, lien and disposition baskets under the Loan Agreement, in each case, pursuant to the terms set forth herein and to be effective as of the Fourth Amendment Effective Date (as defined below).
C. Subject to the conditions in Section 3, the Lenders have agreed to amend the Loan Agreement as set forth herein.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Loan Agreement Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, the Loan Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.1 of the Loan Agreement shall be amended by adding the following new definitions to such Section in appropriate alphabetical order to read in full as follows:
BHC Act Affiliate: an “affiliate”, as defined in and interpreted in accordance with 12 U.S.C. § 1841(k).
Covered Entity: (a) a “covered entity”, as defined and interpreted in accordance with 12 C.F.R. § 252.82(b); (b) a “covered bank”, as defined in and interpreted in accordance with 12 C.F.R. § 47.3(b); or (c) a “covered FSI”, as defined in and interpreted in accordance with 12 C.F.R. § 382.2(b).
Covered Party: as defined in Section 14.22.
Default Right: has the meaning assigned in and interpreted in accordance with 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
JV Financing Facility: an Inventory financing facility provided by HYGFS to a U.S. Domiciled Obligor during the period that such Inventory is being shipped to certain customers and until such customers’ acceptance of such Inventory, at which time such Inventory is sold by the U.S. Domicilied Obligor to HYGFS for ultimate lease to such customers.
QFC: a “qualified financial contract”, as defined in and interpreted in accordance with 12 U.S.C. § 5390(c)(8)(D).
QFC Credit Support: as defined in Section 14.22.
Supported QFC: as defined in Section 14.22.
Swap: has the meaning assigned in Section 1a(47) of the Commodity Exchange Act.
U.S. Special Resolution Regimes: as defined in Section 14.22.
1.2 Restated Definitions. The following definition contained in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety to read in full as follows:
Approved Intercreditor Agreement: means (a) with respect to any Permitted Term Debt, an intercreditor agreement containing terms satisfactory to Agent, among Agent, on behalf of the Secured Parties, the applicable Obligors, and the holders of such Permitted Term Debt (or any agent or trustee acting on their behalf), (b) with respect to an Approved Floorplan and Factoring Facility, an intercreditor agreement containing terms satisfactory to Agent, among Agent, on behalf of the Secured Parties, the applicable Obligors, and the creditors providing such Approved Floorplan and Factoring Facilities (or any agent or trustee acting on their behalf), and (c) with respect to a JV Financing Facility, an intercreditor agreement containing terms satisfactory to Agent, among Agent, on behalf of the Secured Parties, the applicable U.S. Domiciled Obligors and HYGFS, as any of the foregoing may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

1.3 Amendments to Section 10.2.1. Section 10.2.1 of the Loan Agreement shall be amended by:
(a) deleting the word “and” at the end of clause (s) therein;
(b) relettering existing clause (t) therein as new clause (v);
(c) inserting new clauses (t) and (u) immediately after clause (s) therein to read in their entirety as follows:
(t) Debt incurred by U.S. Domiciled Obligors with respect to any JV Financing Facility in an aggregate amount not to exceed $15,000,000 at any one time outstanding; provided that (i) if secured, such Debt shall be secured by Liens encumbering only the Inventory and related assets that are the subject of such JV Financing Facility, (ii) none of the Inventory securing such Debt shall constitute Eligible Inventory or be included in the U.S. Borrowing Base, (iii) U.S. Borrower Agent shall provide Agent with written notice at the time of each advance of such Debt (which notice shall include detailed information identifying the individual units of Inventory that are the subject of such financing), (iv) the proceeds of each advance shall be paid directly to the U.S. Dominion Account, (v) none of the Accounts resulting from any sale of such Inventory shall constitute Eligible Accounts or be included in the U.S. Borrowing Base, (vi) all material documentation with respect to such Debt shall be on terms and conditions reasonably satisfactory to Agent, and (vii) HYGFS shall agree in writing to be bound by an Approved Intercreditor Agreement;
(u) Debt of Foreign Subsidiaries organized in the People’s Republic of China in an aggregate amount not to exceed $10,000,000 outstanding at any time; and
(d) amending clause (v) therein (formerly clause (t)) by (i) replacing the reference to “clauses (a) through (s)” therein with “clauses (a) through (u)”; and (ii) replacing the reference to “this clause (t)” therein with “this clause (v)”; and
(e) replacing the reference to “clauses (d), (g), (m), (s) or (t)” in the final proviso therein with “clauses (d), (g), (m), (s), (t) or (v)”
1.4 Amendment to Section 10.2.2(m). Clause (m) of Section 10.2.2 of the Loan Agreement shall be amended and restated to read in its entirety as follows:
(m) Liens on (i) Inventory of Foreign Subsidiaries securing Debt permitted under Section 10.2.1(q) and (ii) Inventory and related assets of U.S. Domiciled Obligors securing Debt permitted under Section 10.2.1(t); provided, that such Liens are in compliance with the requirements of Section 10.2.1(q) or Section 10.2.1(t), as applicable;
1.5 Further Amendments to Section 10.2.2. Section 10.2.2 of the Loan Agreement shall be further amended by (a) deleting the period at the end of clause (n) thereof and replacing such period with “; and”, and (b) inserting a new clause (o) immediately after clause (n) therein to read in its entirety as follows:

(o) Liens on assets of Foreign Subsidiaries organized in the People’s Republic of China securing Debt permitted under Section 10.2.1(u); provided, that such Liens do not encumber any Collateral.
1.6 Amendment to Section 10.2.5(l). Clause (l) of Section 10.2.5 of the Loan Agreement shall be amended by inserting a new subclause (iv) at the end thereof to read in its entirety as follows:
(iv) the sale of accounts receivable owing to a UK Domiciled Obligor arising from sales of Inventory to customers located in Africa and the Middle East, which such sales of accounts receivable are on a non-recourse basis; provided, that (A) the relevant UK Domiciled Obligor has notified the Agent of such Asset Disposition for the purposes of the UK AR Deed of Release, (B) the Net Proceeds resulting from such Asset Disposition shall be paid directly to a Foreign Dominion Account in accordance with Section 8.2.5, and (C) such accounts receivable are not included in the calculation of the Foreign Borrowing Base on any date of determination; and
1.7 Amendment to Section 10.2.6(d). Clause (d) of Section 10.2.6 of the Loan Agreement shall be amended and restated to read in its entirety as follows:
(d) any payment in respect of secured Debt (other than Permitted Term Debt), including Debt in respect of any JV Financing Facility, that becomes due as a result of the voluntary sale or transfer of the Property securing such Debt; and
1.8 Amendment to Section 14. Section 14 of the Loan Agreement shall be amended to add a new Section 14.22 at the end thereof which shall read in full as follows:
Section 14.22 Acknowledgement Regarding Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
If a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regimes if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. If a Covered Party or BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regimes if the Supported QFC and Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a defaulting lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
Section 2.Extension of Long-Range Business Forecast Due Date. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, Agent and Lenders hereby extend the due date for Borrowers’ annual long-range business forecast for Fiscal Year 2020 due under Section 10.1.2(f)(ii) of the Loan Agreement from June 30, 2020 to September 30, 2020.
Section 3.Conditions Precedent. The amendments to the Loan Agreement contained in Section 1 and the extension set forth in Section 2 hereof are each subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Fourth Amendment Effective Date”):
3.1 Fourth Amendment. The Agent shall have received counterparts of this Fourth Amendment executed on behalf of the Agent, each Obligor (other than HY Italy) and the Required Lenders.
3.2 Consent and Reaffirmation. The Agent shall have received a counterpart of the consent and reaffirmation attached hereto of the Guaranty provided by HY Italy executed by HY Italy.
3.3 Fees and Expenses. Borrowers shall have paid all fees and expenses to be paid to the Agent and Lenders on the Fourth Amendment Effective Date (including fees and disbursements of counsel to the Agent).
3.4 Other Documents and Actions. The Obligors shall have provided to the Agent such other documents and taken such other actions as reasonably requested by the Agent.
Section 4.Representations and Warranties. To induce the Lenders and the Agent to enter into this Fourth Amendment, each Obligor hereby represents and warrants to the Lenders and the Agent as follows:
4.1 Loan Document Representations and Warranties. Prior to and after giving effect to this Fourth Amendment, the representations and warranties of such Obligor contained in Section 9 of the Loan Agreement, or which are contained in any other Loan Documents, are true and correct in all material respects (or, with respect to (a) the representations and warranties qualified by materiality and (b) the representation and warranty set forth in the last sentence of Section 9.1.1 of the Loan Agreement, in all respects) on and as of the Fourth Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct in all material respects or all respects, as applicable, on such date).
4.2 Power and Authority. Each Obligor party hereto is duly authorized to execute, deliver and perform the Fourth Amendment. The execution, delivery and performance of the Fourth Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require imposition of a Lien (other than Permitted Liens) on any Obligor’s Property.

4.3 Enforceability. The Fourth Amendment is a legal, valid and binding obligation of each Obligor party hereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
4.4 No Defaults. No event or circumstance exists that constitutes a Default or Event of Default.
4.5 Solvency. Each Obligor is Solvent.
Section 5.Miscellaneous.
5.1 Authorization to Enter Into Approved Intercreditor Agreements. By their execution of this Fourth Amendment, the Lenders party hereto authorize Agent to enter into Approved Intercreditor Agreements with respect to any JV Financing Facility and to subordinate Agent’s Liens on the Inventory and related assets that are the subject of such JV Financing Facility.
5.2 Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement (as amended by this Fourth Amendment) and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. This Fourth Amendment shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors and shall continue to secure the Obligations. This Fourth Amendment is a Loan Document.
5.3 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and any other Guaranty executed by such Guarantor in favor of the Agent and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.
5.4 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.5 Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.
5.6 Counterparts; Execution. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart. The amendments to the Loan Agreement set forth in Section 1 of this Fourth Amendment and the extension set forth in Section 2 shall each become effective when the Agent has received counterparts bearing the signatures of all required parties hereto and Section 3 is satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.
5.7 Entire Agreement. THIS FOURTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
5.8 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

5.9 Governing Law. This Fourth Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).
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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HYSTER-YALE MATERIALS HANDLING, INC.,
as a U.S. Borrower and a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel
and Secretary

HYSTER-YALE GROUP, INC.,
as a U.S. Borrower and a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel
and Secretary

BOLZONI AURAMO, INC,
as a U.S. Borrower and a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

HYSTER OVERSEAS CAPITAL CORPORATION, LLC, as a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI CAPITAL HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director
By:  /s/ D.J.J. Peters
Name: D.J.J. Peters
Title: Managing Director

By: /s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director
By: R.T.S. Tyler, director of Hyster-Yale Group Limited

Signature Page to
Fourth Amendment to Amended and Restated Loan, Security and Guaranty Agreement

HYSTER-YALE NEDERLAND B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director
By:  /s/ D.J.J. Peters
Name: D.J.J. Peters
Title: Managing Director

By: /s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director
By: R.T.S. Tyler, director of Hyster-Yale Group Limited

HYSTER-YALE INTERNATIONAL B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director
By:  /s/ D.J.J. Peters
Name: D.J.J. Peters
Title: Managing Director

By: /s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director
By: R.T.S. Tyler, director of Hyster-Yale Group Limited

HYSTER-YALE HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director
By:  /s/ D.J.J. Peters
Name: D.J.J. Peters
Title: Managing Director

By: /s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director
By: R.T.S. Tyler, director of Hyster-Yale Group Limited

HYSTER-YALE UK LIMITED,
as a UK Borrower and a Guarantor

By:  /s/ Toby Tyler
Name: R.T.S. Tyler
Title: Director

Signature Page to
Fourth Amendment to Amended and Restated Loan, Security and Guaranty Agreement

HYSTER-YALE GROUP LIMITED,
as a Guarantor

By:  /s/ Toby Tyler
Name: R.T.S. Tyler
Title: Director

NUVERA FUEL CELLS, LLC,
as a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI HOLDINGS LLC,
as a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI CAPITAL UK LIMITED,
as a UK Borrower and a Guarantor

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Director

Signature Page to
Fourth Amendment to Amended and Restated Loan, Security and Guaranty Agreement

BANK OF AMERICA, N.A.,
as Agent and a U.S. Lender

By:  /s/ Thomas Herron
Name: Thomas Herron
Title: Senior Vice President

BANK OF AMERICA, N.A.,
(acting through its London Branch), as European Security Trustee and a Foreign Lender

By:  /s/ Thomas Herron
Name: Thomas Herron
Title: Senior Vice President

CITIBANK, N.A.,
as a U.S. Lender and a Foreign Lender

By:  /s/ David Smith
Name: David Smith
Title: VP

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:  /s/ Andrew Brown
Name: Andrew Brown
Title: Senior Vice President

WELLS FARGO BANK, N.A.,
as a U.S. Lender

By:  /s/ Moses Harris
Name: Moses Harris
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH,
as a Foreign Lender

By:  /s/ Patricia Del Busto
Name: Patricia Del Busto
Title: Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:  /s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

Signature Page to
Fourth Amendment to Amended and Restated Loan, Security and Guaranty Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a U.S. Lender and a Foreign Lender

By:  /s/ Patrick Lingrosso
Name: Patrick Lingrosso
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:  /s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

Signature Page to
Fourth Amendment to Amended and Restated Loan, Security and Guaranty Agreement

CONSENT AND REAFFIRMATION
June 16, 2020

        The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Amended and Restated Loan, Security and Guaranty Agreement (the “Fourth Amendment”); (ii) consents to the Borrowers’ and Guarantors’ execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Foreign Facility Obligations pursuant to the terms of the Guaranty dated as of December 18, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “HY Italy Guaranty”), by the undersigned in favor of the Agent for the benefit of the Foreign Facility Secured Parties and (iv) reaffirms that the HY Italy Guaranty is and shall continue to remain in full force and effect subject to the limitations under Section 6 of the HY Italy Guaranty.

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IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the effective date of the Fourth Amendment.

GUARANTOR:

HYSTER-YALE ITALIA S.P.A.,

By:  /s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorised Signatory (Director)